UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 October 11, 2019

 Date of Report (Date of earliest event reported)

Fuego Enterprises, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-52054	20-2078923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3250 NE 1st Avenue, Suite 310, Miami, FL 33137

 (Address of principal executive offices) (Zip Code)

(305) 602-0219

 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER

Fuego Enterprises, Inc. (OTC: FUGI) (the “Company” or “Fuego”) is a diversified holding company that focuses on strategic partnerships and joint venture opportunities in developing and emerging markets. Fuego also makes direct equity investments in a wide range of industries and today reports its financial results for the years ended December 31, 2017 and 2018.

On October 11, 2019, Fuego Enterprises, Inc. (the “Company”) reports its financial results for the years ended December 31, 2017 and 2018 and updates its shareholders on its activities. A copy of this press release is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference in this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEGO ENTERPRISES, INC.

Date: October 15, 2019	By:	/s/ Hugo Cancio
Name: Hugo Cancio
Title: President & CEO

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